Exhibit 99.2

This Statement on Form 4 is filed by Verso Paper Management LP, Verso Paper Investments LP, Verso Paper Investments Management LLC, CMP Apollo LLC, Apollo Management VI, L.P., AIF VI Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P., and Apollo Management Holdings GP, LLC.  The address of the principal office of each of VP Management, VP Investments, Investments Management LLC, CMP Apollo LLC, Management VI, AIF VI LLC, Apollo Management, Management GP, Management Holdings and Holdings GP is c/o Apollo Management VI, L.P., One Manhattanville Road, Suite 201, Purchase, New York 10577.

Name of Designated Filer:  Verso Paper Management, LP

Date of Event Requiring Statement:  July 27, 2009

Issuer Name and Ticker or Trading Symbol:  Verso Paper Corp. (VRS)

VERSO PAPER MANAGEMENT LP

By:	Verso Paper Investments LP
Its General Partner

	By:	Verso Paper Investments Management LLC
Its General Partner

		By:	CMP Apollo LLC
Its sole and managing member

			By:	Apollo Management VI, L.P.
Its sole and managing member

				By:	AIF VI Management, LLC
Its General Partner

					By:	/s/ Laurie D. Medley
					Name:	Laurie D. Medley
					Title:	Vice President

VERSO PAPER INVESTMENTS LP

By: Verso Paper Investments Management LLC
Its General Partner

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

VERSO PAPER INVESTMENTS MANAGEMENT, LLC

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

CMP APOLLO LLC

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By: APOLLO MANAGEMENT GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By: APOLLO MANAGEMENT HOLDINGS, GP, LLC
Its General Partner

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President